Exhibit 10.43

AMENDMENT TO LEASE

This Third Amendment to the Lease (the “Third Amendment”), made this 28th day of October, 2011, between Stan Checketts Properties, LC (“Landlord”) and Boomerang Sub, Inc. (“Tenant”), modifies and amends the monthly paid and accrued rent and term of this lease, effective October 1, 2011.

In consideration of the mutual promises and agreements exchanged, Lender and Borrower agree as follows:

1.	Monthly Rent. The monthly rent shall be $14,940.00

2.	Monthly Paid Rent. The monthly paid rent shall be $14,940.00.

Nothing in this Third Amendment shall be understood or construed to be a satisfaction or release in whole or in part of the lease.

In Witness Whereof, Lender and Borrower have executed this Agreement.

/s/ Stan Checketts	/s/ Christopher Mulvihill
Stan Checketts Properties, LC	Boomerang Sub, Inc.
By: Stan Checketts	Christopher Mulvihill
Title: Owner	President

MULTISTATE LOAN MODIFICATION AGREEMENT (To a Fixed Interest Rate)—Single Family—Freddie Mac UNIFORM INSTRUMENT	Form 5161
3/04	(page 1 of 1 pages)